                                                              EXHIBIT 10.(XXV)

                          SALE AND PURCHASE AGREEMENT

        THIS SALE AND PURCHASE AGREEMENT (this "Agreement") is effective as of February 6, 1997. The parties to this Agreement who are collectively referred to below as "Sellers" are Anthony C. Selig, an individual, and Dixie Exploration Corporation, a Nevada corporation. The party to this Agreement who is referred to below as "Nevada Manhattan" is Nevada Manhattan Mining, Inc., a Nevada corporation. The address of Sellers for purposes of this Agreement is c/o Anthony C. Selig at 3430 Westwind Road, Las Vegas, Nevada 89102. The address of Nevada Manhattan for purposes of this Agreement is 5038 N. Parkway Calabasas, Suite 100, Calabasas, California 91302.

        1. Definitions. For all purposes of this Agreement, the terms defined in this Section 1 shall have the following meanings:

                (a) "21 Encumbered Argus Claims" means the fifteen patented and six unpatented Argus Claims which are encumbered by the Deed of Trust and are described in Exhibit A to the Deed of Trust;

                (b) "Argus Claims" means all of the 57 (28 patented plus 29 unpatented) mining claims which are described in Schedule I to the Quitclaim Deed and all land within the exterior boundaries thereof;

                (c)     "BLM" means the United States Bureau of Land Management;

                (d) "Deed of Trust" means the Deed of Trust and Assignment of Rents that was recorded in the official records of Nye County, Nevada as Document No. 242237 at 1:30 p.m. on August 24, 1989;

                (e) "Effective Date" means the effective date of this Agreement;

                (f) "Limited Consent" means the Owner's Limited Consent to Assignment executed by Anthony C. Selig and Marlowe Harvey on or about August 5, 1993;

                (g) "Maintenance Fee" means the $100 maintenance fee payable to the BLM on or before August 31 of each calendar year with respect to any unpatented mining claim;

                (h) "Marlowe Harvey" means an individual citizen of Canada whose last known address is Suite 101, 9482 William Street, Chilliwack, British Columbia, Canada U2P 5G1;

                (i) "Promissory Note" means the Promissory Note which is referred to in Paragraph A on page 2 of the Deed of Trust;

                (j) "Quitclaim Deed" means the Quitclaim Deed attached to and incorporated in this Agreement as Exhibit A;

                (k) "Request for Reconveyance" means the Request for Full Reconveyance attached to and incorporated in this Agreement as Exhibit B;

                (l) "Selig/Harvey Purchase Agreement" means the Purchase Agreement between Anthony C. Selig and Marlowe Harvey that was made and entered into on March 22, 1993;

                (m) "South Main Claims" means the 25 unpatented mining claims which are described in Schedule II to the Quitclaim Deed and all land within the exterior boundaries thereof;

                (n) "Total Purchase Price" means $375,000 payable in installments as explained in Section 7 ("Sale and Purchase") of this Agreement, plus interest on the unpaid balance thereof; and

                (o) "WC Claims" means the 130 unpatented mining claims which are described in Schedule III to the Quitclaim Deed and all land within the exterior boundaries thereof.

        2. The Argus Claims. Nevada Manhattan owns or controls interests in each of the 28 patented and 29 unpatented Argus Claims. Payment of the Promissory Note to Anthony C. Selig by Nevada Manhattan is secured by the Deed of Trust, and the Deed of Trust applies only to the 21 Encumbered Argus Claims. Therefore, Anthony C. Selig has a security interest in the 21 Encumbered Argus Claims. However, neither of the Sellers has any other interest of any kind in the Argus Claims or the land which is included within the exterior boundaries thereof and Sellers hereby disclaim and release to Nevada Manhattan any other interest.

        3. The South Main and WC Claims. Sellers or one of them originally staked some of the South Main Claims and the WC Claims. After they were originally staked, some of the South Main Claims and some of the WC Claims were declared invalid by the BLM. Except for the interest which was acquired by staking some of the South Main Claims and the WC Claims, neither of the Sellers has any interest in the land which is included within the exterior boundaries of any of the South Main Claims or the WC Claims and Sellers hereby disclaim and release to Nevada Manhattan any other interest.

        4. Intent of the Parties. Sellers desire to sell to Nevada Manhattan and Nevada Manhattan desires to purchase from Sellers all of the individual and collective interests which Sellers have or may acquire in or to the Promissory Note, the Deed of Trust, and real property located within the exterior boundaries of the Argus Claims, the South Main Claims, and the WC Claims. Therefore, for and in consideration of the following mutual promises and conditions, Sellers and Nevada Manhattan agree as set forth in Sections 1 through 25 of this Agreement.

        5. Warranties by Sellers. Sellers jointly and severally represent and warrant to Nevada Manhattan that:

                (a) Except for the Selig/Harvey Purchase Agreement, prior to the Effective Date, neither of the Sellers has encumbered, assigned, conveyed or otherwise transferred all or any portion of his or its respective interests in the Promissory Note, the Deed of Trust, the Argus Claims, the South Main Claims, or the WC Claims;

                (b) Except for the Selig/Harvey Purchase Agreement, the Limited Consent and this Agreement, neither of the Sellers is a party to any oral or written contract of any kind (recorded or unrecorded) which does or could have any impact whatsoever with regard to the respective interests of Sellers in the Promissory Note, the Deed of Trust, the Argus Claims, the South Main Claims or the WC Claims;

                (c) Except for the Selig/Harvey Purchase Agreement and the Limited Consent, neither of the Sellers is a party to any oral or written contract of any kind (recorded or unrecorded) with Marlowe Harvey or any company or entity owned or controlled by Marlowe Harvey;

                (d) Sellers have disclosed to Nevada Manhattan all information concerning the Promissory Note, the Deed of Trust, the Selig/Harvey Purchase Agreement and the Limited Consent which is within the knowledge, possession or control of the Sellers;

                (e) For purposes of the marital and/or community property laws of the State of Nevada, the interests sold by Anthony C. Selig under this Agreement are his sole and separate property; and

                (f) The entity formerly known as Anthony C. Selig and Associates was a limited partnership that no longer exists and no longer has or asserts any interest whatsoever in the Promissory Note, the Deed of Trust, the Argus Claims, the South Main Claims, or the WC Claims.

        Each of the parties to this Agreement acknowledges that Anthony C. Selig has terminated the Selig/Harvey Purchase Agreement, and that termination thereof may result in litigation which could involve any or all of the parties to this Agreement.

        6. Capacity and Authority. Each of the parties to this Agreement represents and warrants to each of the others that:

                (a) If it is a corporation, it is properly formed and in good standing in its place of formation and fully qualified to do business and in good standing in the State of Nevada;

                (b) He or it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize him or it to enter into and perform this Agreement have been properly taken;

                (c) This Agreement has been duly executed and delivered by him or it and is valid and binding upon him or it in accordance with its terms;

                (d) His or its contributions to this Agreement do not and will not constitute all or substantially all of his or its corporate or other assets; and

                (e) Any person executing this Agreement on his or its behalf is fully authorized to do so.

        7. Sale and Purchase. In exchange for payment by Nevada Manhattan of the Total Purchase Price, Sellers agree to sell to Nevada Manhattan all of the individual and collective interests which Sellers have or may acquire in or to the Promissory Note, the Deed of Trust, the Argus Claims, the South Main Claims, the WC Claims and all of the land included within the exterior boundaries of each of the Argus Claims, the South Main Claims, and the WC Claims. Seller acknowledges receipt of $100,000 from Nevada Manhattan simultaneously with execution of this Agreement as payment of the first Installment of the Total Purchase Price. Beginning on the Effective Date, the unpaid balance of the Total Purchase Price ($275,000) shall bear simple interest at the annual rate of five and one-fourth percent (5.25%) and shall be payable as follows:

                (a) $100,000 on or before the first anniversary of the Effective Date; and

                (b) $175,000 plus all accrued interest on or before the second anniversary of the Effective Date.

        Nevada Manhattan shall have the right, at any time and without penalty, to prepay all or any part of the unpaid balance of the Total Purchase Price.

        8. Quitclaim Deed and Request for Reconveyance. Simultaneously with full payment by Nevada Manhattan of the Total Purchase Price, Sellers shall:

                (a) Deliver the original executed copies of the Promissory Note and Deed of Trust to Nevada Manhattan;

                (b) Date, execute and acknowledge the Quitclaim Deed and deliver it to Nevada Manhattan; and

                (c) Date, execute and acknowledge the Request for Reconveyance and deliver it to Nevada Manhattan.

        Immediately upon completion of the steps required by this Section 8, except as expressly provided to the contrary in Section 24 ("Survival of Warranties and Indemnifications") below, this Agreement shall terminate automatically without the need for further act by the parties or any of them.

        9. The Promissory Note. The amounts payable to Anthony C. Selig under the Promissory Note (both principal and interest) are hereby replaced with the amounts of principal and interest payable to Sellers under Section 7 ("Sale and Purchase") of this Agreement. To the extent that the Promissory Note and/or the Deed of Trust are inconsistent in any way with this Agreement, the Promissory Note and the Deed of Trust are hereby modified by mutual consent of the parties thereto and this Agreement shall control in all respects.

        10. Manner of Payment. Each payment due to Sellers from Nevada Manhattan under Section 7 ("Sale and Purchase") of this Agreement shall be made by a single check made payable to a single individual or entity designated by Sellers. At any time and from time to time, Sellers may change the individual or entity so designated by giving notice of the change to Nevada Manhattan. The individual so designated by Sellers on the Effective Date is Anthony C. Selig and, until Nevada Manhattan receives notice from Sellers changing that designation, all payments due to Sellers hereunder shall be made to Anthony C. Selig. Regardless of the succession by others to all or any part of the respective interests hereunder of Sellers or either of them, whether the same is effected by sale, assignment, devise, will or other voluntary act or by operation of law or otherwise, Nevada Manhattan shall not be required to divide any individual payment due to Sellers under Section 7 of this Agreement or to distribute portions thereof to multiple individuals or entities.

        11. Exploration Operations. As between Sellers and Nevada Manhattan, with respect to any of the South Main Claims or the WC Claims, Nevada Manhattan shall have the sole and exclusive right to conduct mineral exploration operations or activities of any sort thereon, and may remove such bulk samples or other quantities of minerals therefrom as may be necessary or desirable for exploration purposes without the payment to Sellers of any additional cash or other consideration. Any such exploration operations or activities shall be conducted at the sole option and discretion of Nevada Manhattan and at Nevada Manhattan's sole cost and expense.

        12. Liens and Indemnification. In the event that Nevada Manhattan conducts any mineral exploration operations or activities on the South Main Claims or the WC Claims, then Nevada Manhattan shall make prompt and timely payment of all debts incurred by Nevada Manhattan in connection therewith including, without limitation, debts for work, services, labor, materials, supplies, and equipment. Nevada Manhattan will not allow any third party to perfect any lien arising from or in connection with such a debt incurred by Nevada Manhattan against either the South Main Claims or the WC Claims. Nevada Manhattan hereby assumes all liability for and indemnifies Sellers from and against all such liens. It is expressly understood and agreed by Sellers and Nevada Manhattan that the foregoing indemnification has no application whatsoever to operations or activities within the South Main Claims or the WC Claims which are conducted by any individual or entity other than Nevada Manhattan without Nevada Manhattan's express prior written consent.

        13. Insurance. Before commencing any mineral exploration operation or activity within the South Main Claims or the WC Claims, Nevada Manhattan shall (at its sole expense) provide Sellers with copies of insurance and/or insurance policies, certificates or riders with terms, coverage and minimum amounts sufficient to fully insure Nevada Manhattan consistent with good business practices against all risks related to the mineral exploration operations or activities to be undertaken by Nevada Manhattan. All liability insurance policies, certificates or riders shall name Sellers as additional insured parties and shall be maintained in force and effect by Nevada Manhattan for so long as the insured activities or operations continue.

        14. Claim Maintenance. Subject to the provisions of Section 15 ("Partial Surrender") of this Agreement, on or before July 1 of every calendar year, Nevada Manhattan shall pay the Maintenance Fee for:

                (a) Each of the 6 unpatented Argue Claims which is subject to the Deed of Trust; and

                (b) Each of the South Main Claims and each of the WC Claims which was not declared invalid by the BLM before the Effective Date.

        For each calendar year during which Nevada Manhattan is obligated hereunder to pay the Maintenance Fee for a particular unpatented mining claim, Nevada Manhattan shall record in timely fashion any proof of payment that is required by applicable law in order to maintain the respective interests of the parties in and to the mining claim in question and shall furnish Sellers with a photocopy of each document so recorded within thirty (30) days after its recordation.

        15. Partial Surrender. Subject only to the provisions of Section 14 ("Claim Maintenance") of this Agreement, at any time and from time to time Nevada Manhattan may surrender to Sellers all or any portion of the South Main Claims or the WC Claims by giving Sellers notice of Nevada Manhattan's decision to do so. From and after the date of receipt by Sellers of such a notice from Nevada Manhattan, the mining claim or claims described therein shall no longer be subject to this Agreement in any way except that Nevada Manhattan shall pay the Maintenance Fee or Fees for the mining claims or claims in question if it is required to do so under Subsection 14(b) hereof and the notice of surrender is received by Sellers after July 1 during the year of surrender. Subject only to the next sentence of this Section 15, within thirty days after surrendering a particular mining claim, Nevada Manhattan shall deliver to Sellers a quitclaim deed which transfers to Sellers all of Nevada Manhattan's right, title and interest therein without warranties of any sort. In its discretion, Nevada Manhattan may reserve an easement over and across the mining claim or claims so surrendered to be used by Nevada Manhattan for the purpose of its operations in the vicinity thereof. No partial surrender by Nevada Manhattan shall reduce the Total Purchase Price.

        16. Amendment and Relocation. Nevada Manhattan shall have the right, but shall not be required, to amend or relocate all or any of the six unpatented Argus Claims which are subject to the Deed of Trust, the South Main Claims and the WC Claims if such amendment or relocation is necessary in order to confirm, protect or preserve the rights therein of any of the parties to this Agreement. All actions taken by Nevada Manhattan under this Section 16 shall be taken at the sole expense of Nevada Manhattan, and no such action shall constitute a breach of any of Nevada Manhattan's obligations to Sellers hereunder if the same is taken by Nevada Manhattan in the good faith belief that it is necessary in order to confirm, protect or preserve the rights of either Sellers or Nevada Manhattan in or to the Argus Claims, the South Main Claims or the WC Claims.

        17. Termination by Sellers. Sellers shall give Nevada Manhattan notice specifying any alleged default by Nevada Manhattan in the terms and provisions of this Agreement. If the alleged default is the failure by Nevada Manhattan to timely make any payment required by Section 7 ("Sale and Purchase") of this Agreement, then Sellers may terminate this Agreement if Nevada Manhattan fails to make the past due payment within fifteen (15) days after Nevada Manhattan's receipt of the default notice from Sellers. If the alleged default is anything else, then Sellers may terminate this Agreement if Nevada Manhattan fails to initiate (and thereafter diligently prosecute) measures to cure the alleged default within sixty (60) days after Nevada Manhattan's receipt of the required notice thereof. This Agreement and the rights granted to Nevada Manhattan hereunder may not be terminated by Sellers, in whole or in part, unless Nevada Manhattan fails to cure any alleged default within sixty (60) days after such default has been confirmed by a final and unappealable decision of a court of competent jurisdiction in the event that Nevada Manhattan elects to contest the same.

        18. Assignment/Binding Effect. No party to this Agreement shall assign all or any part of his or its respective rights or duties hereunder without the prior consent of each of the other parties to this Agreement, which consent shall not be unreasonably withheld. Any assignment made without such prior consent shall be void. The terms and provisions of this Agreement shall inure to the benefit of, be binding upon, and enforceable by Sellers and Nevada Manhattan and their respective successors, assigns, estates, heirs, legatees, devisees, personal representatives and executors.

        19. Notice. All notices, consents, payments, or other communications required or permitted by the terms of this Agreement shall be in writing, and each such communication shall be either personally delivered or placed in the United States Certified Mail, postage prepaid, return receipt requested. Each such communication shall be either delivered or mailed to Sellers or Nevada Manhattan (as appropriate) at their respective addresses set forth in the initial paragraph of this Agreement. Communications so mailed shall be deemed to have been made, given and received on the date of receipt indicated on the return receipt therefor. Sellers or Nevada Manhattan may change their respective addresses for notice by giving notice of the change in the fashion required by this Section 19.

        20. Modification. Subject only to the provisions of Sections 15 ("Partial Surrender") and 21 ("Choice of Law and Severability") hereof, this Agreement may not be modified, amended, extended, supplemented or otherwise altered in any fashion except by written instrument executed by each of the Sellers and Nevada Manhattan.

        21. Choice of Law and Severability. The parties shall be subject to and the terms and provisions of this Agreement shall be construed under the laws of the State of Nevada. The individual provisions of this Agreement are severable. If any such individual provision is contrary to or in conflict with any requirement or principle of applicable statutory or common law, then that provision shall be severed herefrom but the remainder of this Agreement shall remain in force and be construed so as to give effect to the intent of the parties.

        22. Interpretation. If necessary to give effect to the terms and provisions hereof, references to the neuter gender shall include the masculine and/or the feminine genders, references to the plural shall include the singular and vice-versa.

        23. Further Assurances. The parties agree to execute and deliver such additional or further formal assurances or other written documents, in proper and recordable form, as may be reasonably necessary to carry out the intent, purposes and terms of this Agreement.

        24. Survival of Warranties and Indemnifications. All warranties and all indemnifications contained in this Agreement shall survive any termination or expiration hereof to the extent required to give full effect thereto, and no such warranty or indemnification shall merge to or with the terms or provisions of any document delivered by one party to this Agreement to another after the Effective Date including, without limitation, the Quitclaim Deed and the Request for Reconveyance.

        25. Sole Agreement. As of the Effective Date, the Promissory Note, the Deed of Trust and this Agreement shall constitute the sole and exclusive understanding between

Sellers of either of them and Nevada Manhattan with respect to the subject matter hereof, all other agreements between them with respect to the subject matter hereof (if any) being expressly terminated, rescinded and replaced hereby. The respective rights and duties of the parties with regard to the subject matter hereof are strictly limited to the rights and duties expressly set forth in the Promissory Note, the Deed of Trust, and this Agreement. No implied covenants of any sort are either contained herein or intended by the parties except for the implied covenant of good faith and fair dealing.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                        ANTHONY C. SELIG


                                        /s/ Anthony C. Selig
                                        ----------------------------------


                                        DIXIE EXPLORATION CORPORATION


                                        By /s/ Anthony C. Selig
                                           --------------------------------
                                        Typed Name:  Anthony C. Selig
                                                   ------------------------
                                        Title:       President
                                               ----------------------------


                                        NEVADA MANHATTAN MINING, INC.


                                        By /s/ Christopher D. Michaels
                                           ---------------------------------
                                        Typed Name:  Christopher D. Michaels
                                                    ------------------------
                                        Title:        CEO
                                               -----------------------------

STATE OF NEVADA  )
                 ) ss.
COUNTY OF CLARK  )

        On this 21st day of March, 1997, Anthony C. Selig personally appeared before me, a notary public, who acknowledged that he executed the above instrument for the purposes therein contained.


                                /s/ Carole Schindler
                                -----------------------------------
                                Notary Public


                                [CAROLE SCHINDLER NOTARY SEAL]


My commission expires: 1-17-99
                       -------



STATE OF NEVADA  )
                 ) ss.
COUNTY OF CLARK  )

        On March 21st, 1997, Anthony C. Selig personally appeared before me, a notary public, who acknowledged that he executed the above instrument as President of Dixie Exploration Corporation, a Nevada corporation.


                                /s/ Carole Schindler
                                -----------------------------------
                                Notary Public

                                [CAROLE SCHINDLER NOTARY SEAL]

My commission expires: 1-17-99
                       -------

STATE OF CALIFORNIA      )
                         )  SS.
COUNTY OF LOS ANGELES    )

        On March 26, 1997, Christopher D. Michaels personally appeared before me, a notary public, who acknowledged that he executed the above instrument as CEO of Nevada Manhattan Mining, Inc., a Nevada corporation.


                                        /s/  R.M. Knippenberg
                                        -----------------------------
                                            Notary Public

[SEAL]

My commission expires May 25, 1999

                                                [R.M. Knippenberg Notary Seal]

EXHIBIT A TO SALE AND PURCHASE AGREEMENT: THE QUITCLAIM DEED


        THIS QUITCLAIM DEED is executed on and effective as of_________________, 19__. It is from Anthony C. Selig, an individual ("Selig"), and Dixie Exploration Corporation, a Nevada corporation ("Dixie"), to Nevada Manhattan Mining, Inc. ("Nevada Manhattan"), a Nevada corporation. For good and valuable consideration, Selig and Dixie hereby quitclaim to Nevada Manhattan all of the right, title and interest of Selig and Dixie in and to the patented and unpatented mining claims described in Schedules I, II and III attached hereto and incorporated herein and in and to all real property within the exterior boundaries thereof. To have and to hold the same forever, in witness whereof, Selig and Dixie have executed this Quitclaim Deed effective as of the day and year indicated above.


                                        ANTHONY C. SELIG


                                        ________________________________________



                                        DIXIE EXPLORATION CORPORATION


                                        By______________________________________

                                        Typed Name:_____________________________

                                        Title:__________________________________



                    EXHIBIT A TO SALE AND PURCHASE AGREEMENT: THE QUITCLAIM DEED

STATE OF__________________   )
                             )ss.
COUNTY OF_________________   )

        On this __ day of ___________, 19__, Anthony C. Selig personally appeared before me, a notary public, who acknowledged that he executed the above instrument for the purposes therein contained.



                                        _________________________________
                                                Notary Public


[SEAL]

My commission expires:_________________



STATE OF_________________   )
                            )ss.
COUNTY OF________________   )

On _______________, 19__, ________________________________ personally appeared before me, a notary public, who acknowledged that he executed the above instrument as ______________________ of Dixie Exploration Corporation, a Nevada corporation.




                                        ______________________________________
                                                Notary Public

[SEAL]

My commission expires: ________________


          EXHIBIT A TO SALE AND PURCHASE AGREEMENT: THE QUITCLAIM DEED

                        SCHEDULE I: THE ARGUS CLAIMS(1)

Patented Claim Name                 Mineral Survey          Patent Number
-------------------                 --------------          -------------
                                        Number
                                        ------
Annie Laurie                             2874                      441202
Dexter #7                                2602                       46212
Earl                                     2544                      375993
Eva                                      3667                      537035
Flying Cloud                             3667                      537035
Ivanhoe                                  2773                       46617
Katie #1                                 2651                       46321
Keystone                                 2692                      555879
Morning Glory                            4073                      552989
Muleskinner                              2882                      123980
Pine Nut #2                              4073                      552989
Red Boy or Red Roy                       2693                      676958
Silver Pick #1                           2528 Am.                  674983
Snow Drift                               2764                      459615
Snowman                                  3667                      537035
Union                                    2625                       46616
Union #1                                 2625                       46616
Union #2                                 2552                      114749
Union #3                                 2553                       32959
Union #4                                 2554                       46332
Union #5                                 2555                       94281
Uno                                      2695                       98424
White Cap                                2579                       46176
White Cap No. 1                          2579                       46176
White Cap Extension or Extension No. 1   4335                      734331
White Cap Extension No. 1 or No. 2       4335                      734331
Whoopee Fraction                         2694                       46320
Dexter #8                                2602                       46212

        SUBTOTAL:  28 PATENTED ARGUS CLAIMS

--------------------
(1) The "Argus" patented and unpatented claims are in the Manhattan Mining District, Sections 20, 21, 22, 27, 28 and 29, Township 8 North, Range 44 East, Mt. Diablo Meridian, Nye County, Nevada.

                                                   SCHEDULE I: THE ARGUS CLAIMS
                                                                         Page 1

Unpatented Claim Name                          NMC No.
---------------------                          -------
Combination                                     93112
Lillie Fraction                                 93108
Little Joe #1                                   93115
Little Joe #2                                   93116
Little Joe #3                                   93117
Little Joe #4                                   93118
Little Joe #5                                   93119
Little Joe #6                                   93120
Little Joe #7                                   93121
Little Joe #8                                   93122
Little Joe #9                                   93123
Little Joe #10                                  93124
Little Joe #11                                  93125
Little Joe #12                                  93126
Little Joe #13                                  93127
Little Joe #14                                  93128
Little Joe #15                                  93129
Little Joe #16                                  93130
Little Joe #17                                  93131
Little Joe #18                                  93132
Little Joe Fraction #19                         93133
Little Joe Fraction #20                         93134
Little Joe Fraction #21                         93135
Little Johnnie Fraction                         93109
Mable A                                         93107
Pandora Fraction                                93110
Turtle Dove Fraction                            93111
Granny Fraction                                 93113
Yellow Horse Fraction                           93114

  SUBTOTAL: 29 UNPATENTED ARGUS CLAIMS

  TOTAL: 58 ARGUS CLAIMS


                                                  SCHEDULE I: THE ARGUS CLAIMS
                                                                        Page 2

                     SCHEDULE II: THE SOUTH MAIN CLAIMS(1)

Unpatented Claim Name           Year Located/NMC             Year Relocated/NMC
South Main                      1982/241433
1                               1982/241434
2                               1982/241435
3                               1982/241436
4                               1982/241437
5                               1982/241438
6                               1982/241439
7                               1982/241440
8                               1982/241441
9                               1982/241442
10                              1996/735896
12                              1982/241445
14                              1982/241447
15                              1982/241448
16                              1982/241449
17                              1982/241450
18                              1996/735897
19                              1996/735898
20                              1996/735899
21                              1982/241454
22                              1982/241455
23                              1982/241456
24                              1982/241457
25                              1982/241458
26                              1982/241459                   1987/443759


                     TOTAL: 25 UNPATENTED SOUTH MAIN CLAIMS





____________________

(1) The "South Main" unpatented claims are in the Manhattan Mining District, Sections 20-21 and 28-29, Township 8 North, Range 44 East, Mt. Diablo Meridian, Nye County, Nevada.

                                             SCHEDULE II: THE SOUTH MAIN CLAIMS

                         SCHEDULE III; THE WC CLAIMS(1)

UNPATENTED CLAIM NAME                                                  NMC NO.
#2                                                                      260866
#4                                                                      260868
#6                                                                      735900
#8                                                                      735901
#10                                                                     443686
#12                                                                     443688
#13                                                                     443689
#14                                                                     443690
#15                                                                     260879
#16                                                                     443691
#17                                                                     260881
#18                                                                     443692
#19                                                                     260883
#20                                                                     443693
#21                                                                     735902
#22                                                                     443694
#23                                                                     735903
#24                                                                     443695
#25                                                                     735904
#26                                                                     735905
#27                                                                     443696
#28                                                                     443697
#29                                                                     443698
#30                                                                     443699
#31                                                                     443700
#32                                                                     443701
#33                                                                     443702
#34                                                                     443703
#35                                                                     735906
#36                                                                     260900
#37                                                                     260901
#38                                                                     260902
#39                                                                     260903
#40                                                                     260904
#41                                                                     260905
#42                                                                     260906
#43                                                                     260907
#44                                                                     260908
#46                                                                     260910
#48                                                                     735907
____________________

(1) The "WC" unpatented claims are in the Manhattan Mining District, Sections 20-22 and 27-34 in Township B North and Sections 4-6 in Township 7 North, Range 44 East, Mt. Diablo Meridian, Nye County, Nevada.

                                                    SCHEDULE III: THE WC CLAIMS

Unpatented Claim Name                   NMC No.
---------------------                   -------
#50                                     735908
#52                                     735909
#54                                     735910
#56                                     735911
#57                                     443708
#58                                     735912
#59                                     443709
#60                                     735913
#61                                     443710
#62                                     443711
#69                                     443718
#70                                     443719
#71                                     443720
#72                                     443721
#73                                     443722
#74                                     443723
#75                                     443724
#76                                     443725
#77                                     443726
#78                                     443727
#79                                     443728
#80                                     443729
#81                                     443730
#82                                     443731
#83                                     443732
#84                                     443733
#85                                     443734
#86                                     443735
#87                                     443736
#88                                     443737
#89                                     443738
#90                                     443739
#91                                     443740
#92                                     443741
#93                                     443742
#94                                     443743
#95                                     443744
#96                                     443745
#97                                     260961
#98                                     735914
#99                                     735915
#100                                    443747
#101                                    260965
#102                                    735916
#103                                    260967
#104                                    443749

                                                   SCHEDULE III: THE WC CLAIMS

Unpatented Claim Name                           NMC No.
---------------------                           -------
#105                                            260969
#106                                            443750
#107                                            260971
#108                                            443751
#109                                            260973
#110                                            443752
#111                                            260975
#112                                            443763
#113                                            260977
#114                                            260978
#115                                            260979
#116                                            260980
#117                                            260981
#118                                            260982
#119                                            260983
#120                                            260984
#121                                            260985
#122                                            260986
#123                                            260987
#124                                            260988
#125                                            735884
#126                                            260990
#127                                            735885
#128                                            260992
#129                                            735886
#130                                            260994
#131                                            735887
#132                                            260996
#133                                            735888
#134                                            260998
#135                                            735889
#136                                            261000
#137                                            735890
#138                                            735891
#139                                            735892
#140                                            261004
#141                                            261005
#142                                            261006
#143                                            261007
#144                                            735893
#146                                            735894
#147                                            735895
Grannie Lode                                    594683
Boogie Lode                                     569966

        TOTAL: 130 UNPATENTED WC CLAIMS

                                      SCHEDULE III: THE WC CLAIMS
                                                           PAGE 3

                   EXHIBIT B TO SALE AND PURCHASE AGREEMENT:
                          THE REQUEST FOR RECONVEYANCE



                         Request for Full Reconveyance


        Anthony C. Selig, an individual ("Selig"), is the Beneficiary of the Deed of Trust and Assignment of Rents dated as of August 22, 1989, and executed by Argus Resources, Inc., Argus Mines, Inc., and Nevada Manhattan Mining, Inc., three Nevada corporations, as Trustors, to First American Title Insurance Company of Nevada, as Trustee (the "Deed of Trust"). In a Substitution of Trustee dated August 8, 1991, Cow County Title Company was substituted as Trustee. Selig hereby acknowledges that the indebtedness secured by the Deed of Trust has been discharged and released; and requests that the Trustee release and reconvey to Trustors, as their respective interests appear of record, the property subject to the Deed of Trust. The Deed of Trust was recorded on August 24, 1989, as Document No. 242237, in the real estate records of Nye County, Nevada. The Substitution of Trustee was recorded therein on September 3, 1991, as Document No. 291186.

        Dated                  , 19   .
              -----------------    ---
                                        ANTHONY C. SELIG


                                        ------------------------------------


STATE OF                )
         -------------  ) ss.
COUNTY OF               )
         -------------

        On this       day of               , 19   , Anthony C. Selig personally
                -----       ---------------    ---
appeared before me, a notary public, who acknowledged that he executed the above instrument for the purposes therein contained.


                                        --------------------------------------
                                                    Notary Public


[SEAL]

My commission expires:
                      -----------------


     EXHIBIT B TO SALE AND PURCHASE AGREEMENT: THE REQUEST FOR RECONVEYANCE
                                                                        Page 1

                                          Official Records Nye County Nevada
                                          Requested By: Nevada Manhattan Mining
                                          03/27/97 3:06 PM
                                          Naoma Lydon Recorder
                                          Fee: $27.00 State: $      Dep: tp







I HEREBY CERTIFY THAT IF WITNESSED WITH THE
RAISED SEAL OF THE NYE COUNTY RECORDS
THIS IS A TRUE AND CORRECT COPY OF THE
ORIGINAL RECORD ON FILE IN THIS OFFICE.

               MAR 27 1997



             /S/ Naoma Lydon
      NAOMA LYDON COUNTY RECORDER
           NYE COUNTY, NEVADA